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Exhibit 10.13

ASSIGNMENT

        We hereby mutually agree to the assignment (the "Assignment") of the 2003 Incentive and Nonstatutory Stock Option Plan of China Hospitals, Inc., a Delaware corporation, dated December 30, 2002 and all options granted under the Plan, from China Hospitals, Inc., a Delaware corporation to China Hospitals, Inc., a Cayman Islands corporation.

Dated: December 23, 2004

China Hospitals, Inc., A Delaware corporation

/s/ Frank Hu BY: Frank Hu ITS: CEO, Chairman

China Hospitals, Inc., A Cayman Islands corporation

/s/ Frank Hu BY: Frank Hu ITS: CEO, Chairman

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Exhibit 10.13